EM Capital India Gateway Fund
Supplement dated August 19, 2008
To Prospectus dated July 15, 2008
On May 17, 2008, the Board of Trustees of The Coventry Funds Trust (the “Trust”) approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization between the Trust, on behalf of the EM Capital India Gateway Fund (the “Fund”) and Northern Lights Fund Trust, on behalf of EM Capital India Gateway Fund (the “New Fund”). If shareholders approve the Agreement and Plan of Reorganization, the Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue shares to the Fund in an amount equal in value to the net asset value of the shares of the Fund that were held by shareholders as of the close of business on the business day preceding the transfers (the “Reorganization”). These transfers are expected to occur on or about September 5, 2008 (the “Effective Time”). The Fund will then distribute to its shareholders the shares of the New Fund it received in exchange for its assets and liabilities, and shareholders of the Fund will become shareholders of the New Fund. The Fund will then be liquidated and terminated.
A Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on September 5, 2008 at 10:00 a.m., Eastern Time (“ET”), at 100 Summer Street Suite 1500, Boston, Massachusetts 02110. At the Meeting, shareholders of the Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Only shareholders of record at the close of business on August 1, 2008, will be entitled to vote at the Meeting. Accordingly, shareholders who were not shareholders of record at the close of business on August 1, 2008 will not be entitled to notice of, or vote at, this Meeting. Shareholders will be notified only if the proposal is not approved.

This supplement and the prospectus dated July 15, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated July 15, 2008 which is incorporated herein by reference and can be obtained without charge by calling 1-800-933-1850.